
OVERSIZE LOAD

2019 Annual Shareholder Meeting

June 20, 2019

Northwest Pipe Company

FORWARD LOOKING STATEMENTS

Certain statements in this presentation, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended that are based on current expectations, estimates and projections about our business, management’s beliefs, and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “should,” “could” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by us include the important factors discussed in Part I— Item 1A, “Risk Factors” of our most recent Annual Report on Form 10-K and from time to time in our other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. If we do update or correct one or more forward-looking statements, investors and others should not conclude that we will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

Northwest Pipe is the Largest Manufacturer of Engineered Steel Pipe for Water Infrastructure Market in North America

- Eight strategically located manufacturing facilities
- Nationwide footprint with largest marketshare in peer group
- Industry leader best positioned for further growth and consolidation:
  - Largest, most flexible capabilities in the water transmission market
  - Permalok® - product of choice in microtunneling market
  - Strong relationships with agencies, engineers, and contractors
  - T-Lock® - proprietary PVC lining for concrete sewer pipe
- Supplier of choice for long-distance, raw-water transmission programs

Strategic Footprint with Customer Access Throughout the U.S.

20-YEAR WATER INFRASTRUCTURE INVESTMENT NEED BY STATE

($ Billions)


NWPX facilities
Partially surveyed States
$1.0 - $2.9
$3.0 - $10.0
More than- $10.0

We are well positioned to serve customers and states that are most in need of water infrastructure investment.

Source: U.S. Environmental Protections Agency, 2013

Widest Range of Capabilities for Steel Pressure Pipe Market

	Product Category	Pictures	Commentary
Pipe Tubing	Spiral Weld Steel		• 12-inch through 156-inch outside diameter • Wall thickness of 0.105-inch through 1.00-inch
Pipe Tubing	Rolled and Welded		• Custom plate rolling and welding up to 4-inch thickness • Unique capability allows for custom fabrication of heavy-wall pipe for special applications beyond the range of spiral mills
Pipe Tubing	Bar-Wrapped Concrete Cylinder		• AWWA C303 concrete cylinder pipe • Diameters of 12 to 72 inches • Design pressure up to 400 psi and length of up to 40 feet
Pipe Tubing	Reinforced Concrete Pipe		• C76, AWWA C300, C302 • Diameters of 48 to 156 inches
Other	Linings		• Cement-mortar, paint and polyurethane linings • T-Lock®, a proprietary PVC lining for concrete sewer pipe
Other	Coatings		• Tape, cement-mortar, Pritec®, coal-tar enamel, paints and polyurethane coatings
Other	Joints		• Offers both welded and gasketed joints • Couplings and flanges used for valve connections or where the diameter changes
Other	Fabrication		• Offers custom fabrication at each manufacturing facility • Elbows, tees, flanges, and other specials are fabricated in-plant by AWS qualified welders

Water Transmission Strengths

WELL-POSITIONED INDUSTRY LEADER

- Largest, most flexible capacity in the market
- Skilled project management group
- An exceptional customer service track record
- Ameron acquisition creates a stronger company
- Permalok® provides superior product to the microtunnel market
- Low freight costs
- Strong industry relationships
- Improving operational efficiency



STRATEGY

Northwest Pipe's strategy is to expand into a broader water market in which we can capitalize on the unique attributes of our market position, capabilities, reputation, and our nationwide sales and distribution footprint.

Our goal is to create transformational growth and profitability in order to drive Northwest Pipe's shareholder value.

Our strategy is two-pronged:

1. Maximize our core water transmission business being opportunistic with the limited but identified potential acquisition opportunities.
2. Grow in one or more adjacent water market segments through either investment or acquisitions.

Acquired Ameron Water Transmission Group

- Transaction closed on July 27, 2018 for $38.3 million in cash on hand.
- Consolidation of two companies with long water transmission business history.
- Pipe facilities in Tracy, CA, and San Luis Rio Colorado, Mexico; pipe lining facility in Brea, CA; and headquartered in Rancho Cucamonga, CA.
- Creates significant administrative and operational cost synergies.
- Adds concrete pressure pipe, reinforced concrete pipe, and T-Lock®, a proprietary PVC lining for concrete sewer applications.



Favorable Market Dynamics

- Americans use 42 billion gallons of drinking water per day
- Pipe was installed early- to mid-20th century
- Pipe life span is 75-100 years
- 6 billion gallons of treated drinking water is lost every day from leaks - that's 14-18% of treated water lost!!
- Each day's loss could supply 15 million households
- Replacement rates are twice the system life span
- AWWA estimates $1 trillion to restore and expand our water system to meet the growing population's needs
- Capex spending for water 2018-27 forecast $303 billion
  - $33 billion Texas
  - $79 billion in the West ($44 billion in California)


U.S. WATER SUPPLY CONSTRUCTION STARTS
($Billions)
2017-2021 CAGR: 6.6%
10.7
10.7
11.8
10.0
10.7
12.0
12.7
12.9
14A
15A
16A
17E
18E
19E
20E
21E

Sources: Dodge Data & Analytics – 1st Quarter 2018, American Society of Civil Engineers "2017 Infrastructure Report Card", Bluefield Research and American Water Works Association

Water Transmission Upcoming Bid Activity

Texas

- SWIFT program - $2.2 billion
- Multiple projects in Houston - 90,000 tons
- Bois d'Arc Reservoir - 22,000 tons

Western U.S.

- Southern California PCCP rehabilitation program ~10,000 tons annually over next 2-3 years
- Water reuse programs - 8,000 tons

North Dakota

- Red River Valley Water Supply - 87,000 tons



Points of Focus

1. The successful integration of the Ameron Water Transmission Group
2. Improving performance by focusing on margin over volume
3. Driving cost reductions and efficiencies at all levels of the Company
4. Finding strategic growth opportunities for our water infrastructure business



Appendix


EXIT
EXIT

INCOME STATEMENT SUMMARY

($ in millions, except per share)	FY 2017	FY 2018	Q1 2019
Net sales	$132.8	$172.2	$62.6
Cost of sales	127.0	160.1	56.1
Gross profit	5.8	12.1	6.5
Selling, general and administrative	14.1	16.7	4.2
Gain on sale of facility	-	(3.0)	-
Restructuring expense	0.9	1.4	-
Operating income (loss)	(9.2)	(3.0)	2.3
Bargain purchase gain	-	20.1	-
Other income	0.2	0.3	0.2
Interest income	-	0.3	-
Interest expense	(0.5)	(0.6)	(0.1)
Income (loss) from continuing operations before income taxes	(9.5)	17.1	2.4
Income tax expense (benefit)	(1.1)	(3.2)	0.2
Net income (loss) from continuing operations	($8.4)	$20.3	$2.2
Diluted income (loss) per share from continuing operations	($0.88)	$2.09	$0.22



BALANCE SHEET SUMMARY

($ in millions)	12/31/2018	3/31/2019
Cash and cash equivalents	$6.7	$3.8
Trade and other receivables, net	34.4	27.8
Contract assets	74.3	70.3
Inventories	39.4	41.1
Other current assets	4.7	4.5
Total current assets	159.5	147.5
Property and equipment, net	103.4	102.4
Other assets	8.4	16.6
Total assets	$271.3	$266.5
Accounts payable	$19.8	$15.5
Accrued liabilities	8.0	8.9
Contract liabilities	3.7	4.5
Total current liabilities	31.5	28.9
Borrowings on line of credit	11.5	-
Other long-term liabilities	9.8	16.8
Total liabilities	52.8	45.7
Total stockholders' equity	218.5	220.8
Total liabilities and stockholders' equity	$271.3	$266.5





thank you

Northwest Pipe Company